UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 27, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 27, 2016, Hydra Industries Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved the following items: (i) an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 61 days, from October 29, 2016 to December 29, 2016 (the “Extended Date”) and (ii) an amendment (the “Trust Amendment”) to the Company’s investment management trust agreement, dated October 24, 2014, by and between the Company and Continental Stock Transfer & Trust Company to extend to the Extended Date the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination by the Extended Date. The affirmative vote of at least 65% of the outstanding shares of the Company’s common stock was required to approve each of the Charter Amendment and the Trust Amendment. The purpose of the Extension was to allow the Company more time to complete its previously announced business combination with Inspired Gaming Group.

The number of shares of common stock presented for redemption in connection with the Charter Amendment and the Trust Amendment was 3,415,392. On October 21, 2016, the Company’s sponsors announced that they, or their affiliates, would deposit into the Trust Account an amount equal to $0.05 for each of the public shares of the Company that were not redeemed in connection with the Charter Amendment and the Trust Amendment (the “Contribution”). As a result of the Contribution, and following redemption of the public shares presented for redemption in connection with the Charter Amendment and the Trust Amendment, the pro rata portion of the funds available in the Trust Account for the public shares that were not so redeemed will increase from approximately $10.00 per share to approximately $10.05 per share.

Set forth below are the final voting results for each of the proposals:

Charter Amendment

The Charter Amendment was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against	Abstentions	Broker Non-Votes
8,754,650	915,824	2,500	0

Trust Amendment

The Trust Amendment was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against	Abstentions	Broker Non-Votes
8,754,650	915,824	2,500	0

Item 8.01.	Other Events.

On October 27, 2016, the Company issued a press release announcing approval of the Extension. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

By	/s/ Martin E. Schloss
	Name:	Martin E. Schloss
	Title:	Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 27, 2016.